SUPPLEMENT DATED MARCH 26, 2003
                                       TO
                        PROSPECTUS DATED OCTOBER 29, 2003
                                     OF THE
                              EMERALD MUTUAL FUNDS

                             THE EMERALD GROWTH FUND
                    THE EMERALD SELECT BANKING & FINANCE FUND
                       THE EMERALD SELECT TECHNOLOGY FUND
                         CLASS A SHARES &CLASS C SHARES

The following changes are made to the above-described prospectus, such changes to take immediate effect:

On page 19 of the prospectus, the Section entitled "PURCHASES AT NET ASSET VALUe" is deleted in its entirety and replaced with the following:

     "PURCHASES AT NET ASSET VALUE
     The Funds may waive the imposition of sales charges on investor purchases of both Class A and Class C shares of the Funds under certain circumstances and conditions, including without limitation, shares purchased by advisory accounts managed by SEC-registered investment advisors or bank trust departments, employees and other affiliated persons of the Funds or a service provider to the Funds for their own accounts, and under such other conditions and circumstances where, in the funds' opinion, such a waiver would serve to benefit the Funds and their shareholders.

     On purchases of $1,000,000 or more, the investor will acquire Class A shares at net asset value without any sales charge imposition. The Distributor, however, may pay a selling broker/dealer up to 0.50% of the Offering Price from its own assets. (See SAI for additional information)."

On page 20 of the prospectus, the Section entitled "BUYING SHARES BY WIRE" is deleted in its entirety and replaced with the following:

     "BUYING SHARES BY WIRE
     1. Call the Transfer Agent at (800) 232-0224 to advise of the investment and dollar amount and receive an account number.
     2. Complete the Purchase Application Form included with this prospectus and mail or fax (610-935-3775) it to the Transfer Agent.
     3.   Wire your investment funds to:
          US Bank, NA ABA # 042000013
          For credit to Emerald Funds
          Further Credit (Fund, Your Name, our Account #)"

All portions of the prospectus not specifically amended by this supplement shall remin in full force and effect.